UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): October 8, 2004

                        RADIATION THERAPY SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-50802

            FLORIDA                                               65-076895
-------------------------------                              -------------------
(State or other jurisdiction of                                (I.R.S. Employer
 incorporation or organization)                              Identification No.)

2234 Colonial Boulevard, Fort Myers, Florida                        33907
--------------------------------------------                      ----------
  (Address of principal executive offices)                        (Zip Code)

                                 (239) 931-7275
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

      On October 8, 2004, the Company entered into Amendment Agreement No. 1 to Third Amended and Restated Credit Agreement made and entered into as of October 8, 2004 among the Company, each Subsidiary Guarantor, Bank of America, N.A., as Administrative Agent and the Lenders party to the Credit Agreement (the "First Amendment"). The First Amendment amends the Company's senior secured credit facility to, among other things:

      o increase the revolving credit commitment under the credit facility to $80 million from $70 million.

      o readvance $13.75 million of the Term Loan A which will be used, together with funds drawn under the revolving credit facility, to prepay in the $22.8 million remaining balance of the Term Loan B in full.

      o amend and restate the definition of "Applicable Margin Percentage" under the credit facility which reduces the overall interest rate spreads by 25 basis points.

      o add two new lenders, Regions Bank and National City Bank, to the credit facility.

      In addition, on October 11, 2004, the Company entered into Amendment Agreement No. 2 to Third Amended and Restated Credit Agreement made and entered into as of October 11, 2004 among the Company, each Subsidiary Guarantor, Bank of America, N.A., as Administrative Agent and the Lenders party to the Credit Agreement (the "Second Amendment"). The Second Amendment eliminates an excess cash flow prepayment requirement under the credit facility.

      Some of the lenders under the credit facility, or their respective affiliates, have provided commercial, investment banking and financial advisory services to the Company and its affiliates from time to time in the ordinary course of business. In particular, Wachovia Capital Markets, LLC, an affiliate of Wachovia Bank, National Association, Banc of America Securities LLC, an affiliate of Bank of America, N.A., and SunTrust Capital Markets, Inc., an affiliate of SunTrust Bank, each served as an underwriter of the Company's initial public offering. Wachovia Capital Markets, LLC also serves as the designated executive trading desk for the Company's senior executives. In addition, Wachovia Bank, National Association, serves as transfer agent and registrar for the Company's common stock.

      A copy of the First Amendment and the Second Amendment is hereby incorporated by reference and attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Form 8-K. The Company's press release dated October 11, 2004, announcing amendment of the credit facility is filed as Exhibit 99.1 to this Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement of a Registrant.

      The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

            (c)   Exhibits

                  10.1 Amendment Agreement No. 1 to Third Amended and Restated Credit Agreement made and entered into as of October 8, 2004 among the Company, each Subsidiary Guarantor, Bank of America, N.A., as Administrative Agent and the Lenders party to the Credit Agreement.

                  10.2 Amendment Agreement No. 2 to Third Amended and Restated Credit Agreement made and entered into as of October 11, 2004 among the Company, each Subsidiary Guarantor, Bank of America, N.A., as Administrative Agent and the Lenders party to the Credit Agreement.

                  99.1  Press  Release   dated   October  11,  2004   announcing
                        amendment of senior secured credit facility.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized. RADIATION THERAPY SERVICES, INC.

                                                 By: /s/ David Koeninger
                                                     ---------------------------
                                                     David Koeninger
                                                     Principal Financial Officer

Dated: October 11, 2004


                                       3